                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 7, 2005

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

               MICHIGAN                         0-452            38-1093240
      (State or other jurisdiction           (Commission        (IRS Employer
             of incorporation)               File Number)    Identification No.)

  100 EAST PATTERSON STREET
     TECUMSEH, MICHIGAN                                             49286
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

     The registrant hosted its third quarter 2005 earnings conference call and webcast on Thursday, November 7, 2005 at 11:00 a.m. Eastern Time. Via the webcast, registrant presented its Third Quarter 2005 Investor Presentation, which contains a summary of registrant's financial results for the quarter ending September 30, 2005, as well as certain other financial and operating information. Pursuant to the requirements of Item 2.02 of Form 8-K, registrant hereby furnishes the Third Quarter 2005 Investor Presentation as Exhibit 99.1 to this report and the Question and Answer Session to the Third Quarter 2005 Investor Presentation as Exhibit 99.2 to this report. The Investor Presentation will be posted on the registrant's website, www.tecumseh.com, through at least November 21, 2005. Exhibit 99.1 and 99.2 are incorporated by reference under this Item 2.02.

Note: The information in this report is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report will not be deemed an admission as to the materiality of any information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: November 8, 2005                  By /s/ James S. Nicholson
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------
    99.1      Third Quarter 2005 Investor Presentation

    99.2      Question and Answer Session Following the Third Quarter 2005
              Investor Presentation